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                     RETAIL CLASS OF AIM EQUITY FUNDS, INC.

                           AIM AGGRESSIVE GROWTH FUND

                        Supplement dated November 6, 1998
                    to the Prospectus dated February 27, 1998
                as supplemented July 1, 1998 and October 1, 1998


        This Supplement supersedes and replaces the supplements dated July 1, 1998 and October 1, 1998.

        The Board of Directors of AIM Equity Funds, Inc. (the "Company") has authorized the reopening of AIM Aggressive Growth Fund (the "Fund") to new investors effective November 16, 1998 on the terms described in the Investor's Guide.

        The section entitled "Closure of the Fund to New Investors" on page 12 of the Prospectus is deleted.

The following paragraphs are inserted as a new item under "CERTAIN INVESTMENT STRATEGIES AND POLICIES," before "Foreign Securities" on page 8 of the prospectus:

        "REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of the Fund.

        REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

        To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

        In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only


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        his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs."

The following paragraphs should be inserted under the heading of "Risk Factors Regarding Foreign Securities--Currency Risk" on page 9:

        "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

        The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Portfolio."

The following paragraph should be inserted as a new item under "INVESTMENT PROGRAM," before "Risk Factors Regarding Foreign Securities" on page 9 of the prospectus:

        "FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of on futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Fund's dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it could invest in foreign securities."